APPLESEED FUND
Supplement to Prospectus dated January 28, 2011

The following is added to the sections “Principal Investment Strategies” and “Principal Investment Strategies of the Fund” beginning on pages 1 and 8, respectively, of the Prospectus:

The Fund's adviser seeks to fulfill the Fund’s investment objective, in part, by actively trading currency futures contracts (long or short) for hedging or investment purposes.  The Fund’s adviser uses proprietary fundamental analysis to determine which currencies it believes will outperform other currencies.  The Fund's currency investments will represent one or more "G-10" currencies, which includes the U.S. Dollar (USD), Canadian Dollar (CAD), Japanese Yen (JPY), Australian Dollar (AUD), New Zealand Dollar (NZD), British Pound (GBP), Euro (EUR), Swiss Franc (CHF), Swedish Krona (SEK), and Norwegian Krone (NOK), as well as currencies outside the G-10.

The adviser may hedge against adverse exchange rate movements by taking short positions against the foreign currency in which portfolio securities are denominated.  The successful use of these transactions will usually depend on the adviser's ability to forecast accurately currency exchange rate movements and effectively lock-in an exchange rate.  The adviser makes an initial allocation to a currency, and increases, decreases, or eliminates an allocation, based on relative performance, dynamic correlation measures, and dynamic volatility measures to the U.S. Dollar.

The adviser also may seek to profit by taking short positions in currency futures contracts when the adviser anticipates a depreciation in the applicable currency, and taking long positions in currency futures contracts when the adviser anticipates an appreciation in the applicable currency.

The following is added to the sections “Principal Risks” and “Principal Risks of Investing in the Fund” beginning on pages 2 and 9, respectively, of the Prospectus:

•
Currency Futures Trading Risks.  Currency futures trading involves significant risks.  To the extent the adviser's view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used.  In addition, currency futures trading has market risk, interest rate risk and country risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

* * * * * *

This supplement and the Prospectus dated January 28, 2011 provide information that a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated January 28, 2011 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 470-1029.

Supplement dated May 31, 2011

APPLESEED FUND

Supplement to the Statement of Additional Information
dated January 28, 2011

The following is added under the section “Additional Information About Fund Investments And Risk Considerations:

Currency Futures Contracts.  The Fund may use currency-related derivative instruments for investment purposes or to hedge all or part of its foreign currency exposure. The use of currency-related derivative instruments by the Fund involves a number of risks, including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. Dollar.  The Fund is subject to currency risk, the risk that foreign currencies will decline in value relative to the U.S. Dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. Dollar. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

               When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract. Additionally, although forward foreign currency contracts may be traded primarily in the OTC market, the Fund will normally purchase or sell OTC forward foreign currency contracts only when the Adviser reasonably believes a liquid secondary market will exist for a particular contract at any specific time.

               When required by guidelines issued by the SEC and its staff, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund’s assets is so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

               The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

You should read this Supplement in conjunction with the Statement of Additional Information, and the Fund’s Prospectus dated January 28, 2011, which provide information that you should know before investing in the Fund and should be retained for future reference.  These documents are available upon request and without charge by calling Shareholder Services at (800) 470-1029.

This Supplement is dated May 31, 2011